Exhibit 10.1

THIRD AMENDMENT
TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of February 15, 2013, by and among ULTRALIFE CORPORATION, a Delaware corporation (“Ultralife”), and ULTRALIFE ENERGY SERVICES CORPORATION, a Florida corporation (“Ultralife Energy”), and together with Ultralife each individually a “Borrower” and collectively, the “Borrowers”), and RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., a New York corporation (the “Lender”).

RECITALS:

The Borrowers and the Lender are parties to a Credit Agreement dated as of February 17, 2010, as amended by (i) that certain letter agreement dated September 8, 2010, (ii) that certain First Amendment to the Credit Agreement dated January 14, 2011, and (iii) that certain Second Amendment to the Credit Agreement dated September 28, 2012 (the “Credit Agreement”), pursuant to which the Lender has agreed to provide a revolving credit facility in an aggregate principal amount not to exceed Thirty-Five Million Dollars ($35,000,000) to the Borrowers subject to the terms and conditions set forth in the Credit Agreement.

Ultralife has requested that the Credit Agreement be extended to May 15, 2013 and that the Lender make certain other amendments to the Credit Agreement, and the Lender has agreed to grant such an extension and make such amendments on the terms and subject to the conditions set forth in this Third Amendment.

NOW THEREFORE, the parties to this Third Amendment, in consideration of their mutual covenants and agreements contained in this Third Amendment and the Credit Agreement, and intending to be legally bound hereby, covenant and agree as follows:

1.           Definitions.  (a) Article 1 “Definitions” of the Credit Agreement is hereby amended to include the following definitions:

“Third Amendment” shall mean the Third Amendment to Credit Agreement dated as of February 15, 2013 between the Borrowers and the Lender.

“Third Amendment Closing Date” shall mean on or about February 15, 2013 or, if all the conditions specified in the Third Amendment to Credit Agreement have not been satisfied or waived by such date, such later date as the Lender and the Borrowers shall mutually agree.

(b)           Effective as of the Third Amendment Closing Date, the following definitions contained in Article 1 “Definitions” of the Credit Agreement are amended and restated in their entirety as follows:

“Maturity Date” means, unless accelerated sooner pursuant to the terms of this Agreement, May 15, 2013, or such later date to which the Lender may extend the Revolving Credit Commitment in its sole discretion.

“Revolving Credit Commitment” means Twenty Million Dollars ($20,000,000.00).

“Revolving Credit Note “ means the Amended and Restated Revolving Credit Note of the Borrowers, executed and delivered pursuant to Section 2.02 of this Agreement, together with all amendments, extensions, renewals, refinancing or refunding in whole or in part.

2.           Revolving Credit Note.  Section 2.02 of the Credit Agreement (“Revolving Credit Note”) is hereby amended and restated as follows:

“Revolving Credit Note. The obligations of the Borrowers to repay the unpaid principal amount of the Revolving Credit Loans made to the Borrowers by the Lender and to pay interest on the unpaid principal amount will be evidenced in part by the Amended and Restated Revolving Credit Note dated as of the Third Amendment Closing Date, in substantially the form attached as “Exhibit A” to this Agreement, with the blanks appropriately filled.  The executed Amended and Restated Revolving Credit Note will be delivered by the Borrowers to the Lender on the Third Amendment Closing Date.”

3.         Unused Line Fee.   Section 3.06 (b) of the Credit Agreement (“Unused Line Fee”) is hereby amended and restated as follows:

           “Unused Line Fee.  Accruing from the date hereof until the Maturity Date, the Borrowers agree to pay to the Lender, as consideration for the Lender’s Revolving Credit Commitment hereunder, a nonrefundable fee (the “Unused Line Fee”) equal to 0.40% per annum (computed on the basis of a year of 360 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of such Lender’s Revolving Credit Commitment as the same may be constituted from time to time and the Revolving Credit Usage.  Unused Line Fees shall be payable monthly in arrears on the last Business Day of each month and on the Maturity Date or upon acceleration of the Notes.”

4.           Exhibit A to Credit Agreement.  Exhibit A (“Revolving Credit Note”) to the Credit Agreement is hereby deleted in its entirety and replaced with “New Exhibit A” annexed to this Third Amendment.

5.           Representations and Warranties.  The Borrowers represent and warrant to the Lender that:

(a)           Each of the Borrowers have and will continue to have corporate power and authority to execute, deliver and perform the provisions of this Third Amendment and the Credit Agreement, as amended hereby, and to execute and deliver the instruments required by any of the provisions of this Third Amendment and the Credit Agreement, as amended hereby, to be executed and delivered by the Borrowers; and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of each of the Borrowers.

(b)           The execution, delivery and performance of this Third Amendment, as amended hereby, will not conflict with, constitute a default under or result in the breach of, any provisions of Law or the articles of incorporation or the by-laws of any of the Borrowers or of any material agreement or other instrument to which any of the Borrowers is a party or by which it is bound or to which any of them is subject.

(c)           This Third Amendment has been duly and validly executed and delivered by each of the Borrowers, and this Third Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers on and after its date of delivery thereof, enforceable against the Borrowers in accordance with their respective terms, except to the extent that enforceability of any of this Third Amendment and the Credit Agreement, as amended hereby, may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance.

(d)           The representations and warranties by the Borrowers contained in Article IV of the Credit Agreement are correct and accurate in all material respects on and as of the date of this Third Amendment with the same effect as though made on and as of the date of this Third Amendment (except representations and warranties which expressly relate to an earlier date or time, which representations and warranties shall be true and correct in all material respects on and as of the specific dates or times referred to therein).

(e)           No event has occurred and is continuing which constitutes an Event of Default or Potential Default.

6.           Conditions to this Third Amendment.  The obligation of the Lender to enter into this Third Amendment is subject to the accuracy in all material respects as of the date of this Third Amendment of the representations and warranties contained in this Third Amendment, and to the satisfaction of the following further conditions:

(a)           This Third Amendment shall be executed by the Borrowers and delivered to the Lender and shall be in effect and all actions by the Borrowers contemplated hereby shall have been taken.

(b)           The Amended and Restated Revolving Credit Note shall be executed by the Borrowers and delivered to the Lender and shall be in full force and effect.

(c)           The Lender shall have received a certificate in form and substance satisfactory to the Lender, dated as of the Third Amendment Closing Date, certifying as to the names, true signatures and incumbency of the officers of the Borrowers to execute this Third Amendment and the other documents and instruments to be executed in connection with this Third Amendment. The Lender may conclusively rely on such certificate unless and until a later certificate revising the prior certificate has been furnished to the Lender.

(d)           No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of this Third Amendment or the consummation of the transactions contemplated hereby or which, in the Lender’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Third Amendment.

 7.          No Waiver of Existing Defaults.  The Lender has not agreed to waive, and has not waived, any past or present Event of Default or Potential Default under the Credit Agreement, as amended by this Third Amendment, or any of the other Loan Documents. Except as otherwise provided in this Third Amendment, the Lender has not consented to any departure by the Borrowers from their due performance under the Credit Agreement, as amended by this Third Amendment, or under any of the Loan Documents. The rights and remedies of the Lender under the Credit Agreement, as amended by this Third Amendment, and the other Loan Documents shall survive the execution and delivery of this Third Amendment and the Lender may exercise such rights and remedies with respect to any such defaults at any time.

8.           Third Amendment Expenses.  The Borrowers agree to pay, and save the Lender harmless against liability for the payment, of all reasonable out-of-pocket expenses of the Lender arising in connection with this Third Amendment including, without limitation, the reasonable fees and expenses of counsel for the Lender and the expenses of any lien searches or other investigations conducted for the Lender.

9.           Scope of Third Amendment.  Except as amended by this Third Amendment, the provisions of the Credit Agreement shall remain in full force and effect. The Loan Documents shall likewise remain in full force and effect. The Credit Agreement and this Third Amendment shall be construed as complementing each other and as augmenting and not restricting the Lender’s rights, and, except as specifically amended by this Third Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms. The Borrowers hereby ratify, confirm and reaffirm, without condition, all Liens and security interests granted to the Lender pursuant to the Credit Agreement and the Loan Documents other than those specifically released or terminated pursuant to this Third Amendment), and such Liens and security interests shall continue to secure the Loan or Loans and the Revolving Credit Loans as defined in each of such agreements.

10.           Miscellaneous.  This Third Amendment will be deemed to be a contract under the laws of the State of New York and for all purposes will be governed by and construed and enforced in accordance with the laws of said State.  The caption headings contained in this Third Amendment are for convenience of reference and shall not be deemed to be a part of this Third Amendment or used in the construction of this Third Amendment.

11.           Counterparts.  This Third Amendment may be executed in counterparts and by the Lender and the Borrowers on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written.

ATTEST:	ULTRALIFE CORPORATION

/s/Peter F. Comerford	By: /s/Philip A. Fain
Secretary	Philip A. Fain, CFO and Treasurer

[CORPORATE SEAL]

ATTEST:	ULTRALIFE ENERGY SERVICES
CORPORATION

/s/Peter F. Comerford	By: /s/Philip A. Fain
Secretary	Philip A. Fain, Treasurer

[CORPORATE SEAL]
RBS BUSINESS CAPITAL,
a division of RBS Asset Finance, Inc.

By: /s/ Donald A. Cmar
Donald A. Cmar

“New Exhibit A”

Revolving Credit Note

                      AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000.00	February 15, 2013

This Amended and Restated Revolving Credit Note (this “Revolving Credit Note”) is executed and delivered pursuant to the terms of that certain Credit Agreement dated as of February 17, 2010, as amended by (i) that certain letter agreement dated September 8, 2010, (ii) that certain First Amendment to the Credit Agreement dated January 14, 2011, (iii) that certain Second Amendment to the Credit Agreement dated September 28, 2012, and (iv) that certain Third Amendment to the Credit Agreement dated as of the date hereof  (together with all extensions, renewals, amendments, modifications, supplements, substitutions or replacements the “Credit Agreement”) by and between ULTRALIFE CORPORATION, a Delaware corporation (“Ultralife”), and ULTRALIFE ENERGY SERVICES CORPORATION., a Florida corporation (“Ultralife Energy”, and together with Ultralife, each individually a “Borrower” and collectively, the “Borrowers”), and RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., a New York corporation (the “Lender”).

FOR VALUE RECEIVED, the Borrowers hereby promise to pay to the Lender, on May 15, 2013, the lesser of (i) the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrowers pursuant to the Credit Agreement. The Borrowers further promise to pay to the order of the Lender interest on the unpaid principal amount of this Revolving Credit Note from time to time outstanding at the rate or rates per annum determined pursuant to, or otherwise provided in, the Credit Agreement and with such amounts being payable on the dates set forth, or as otherwise provided in, the Credit Agreement.

This Revolving Credit Note is an amendment and restatement of that certain Revolving Credit Note dated February 17, 2010 in the maximum principal amount of $35,000,000 (the "Original Note"), executed by the Borrowers in favor of the Lender and shall be secured to the same extent and with the same priority as the Original Note.  The Borrowers agree and understand that this Note is given in replacement of and in substitution for, but not in payment of, the Original Note, and further, that (a) the obligations of the Borrowers as evidenced by the Original Note shall continue in full force and effect, as amended and restated by this Revolving Credit Note, all of such obligations being hereby ratified and confirmed by the Borrowers; (b) any and all liens, pledges, assignments and security interests securing the Borrowers’ obligations under the Original Note shall continue in full force and effect, are hereby ratified and confirmed by the Borrowers, and are hereby acknowledged by the Borrowers to secure, among other things, all of the Borrowers’ obligations to the Lender under this Revolving Credit Note, with the same priority, operation and effect as that relating to the obligations under the Original Note; and (c) nothing herein contained shall be construed to extinguish, release, or discharge, or constitute, create, or effect a novation of, or an agreement to extinguish, the obligations of the Borrowers with respect to the indebtedness originally described in the Original Note or any of the liens, pledges, assignments and security interests securing such obligations.

All payments and prepayments to be made in respect of principal, interest or other amounts due from the Borrowers under this Revolving Credit Note shall be payable at 12:00 noon, New York time, on the day when due.  Such payments shall be made to the Lender at its office located at 525 William Penn Place, Mailstop PW-2615, Pittsburgh, PA 15219, or at such other place as Lender may designate in writing to the Administrative Borrower, in lawful money of the United States of America in immediately available funds without setoff, counterclaim or other deduction of any nature.  The Borrowers expressly waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note.

If any payment of principal or interest under this Revolving Credit Note becomes due on a day which is a Saturday, Sunday or other day on which lending institutions are authorized or obligated to close in Pittsburgh, Pennsylvania, such payment will be made on the next following business day on which the Lender is open for business and such extension of time will be included in computing interest in connection with such payment.

This Revolving Credit Note is the “Revolving Credit Note” referred to in, and is entitled to the benefits of, the Credit Agreement. This Revolving Credit Note is secured by, and is entitled to the benefits of, certain other Loan Documents.  Capitalized terms used in this Revolving Credit Note which are defined in the Credit Agreement have the meanings assigned to them in the Credit Agreement unless otherwise expressly defined in this Revolving Credit Note.

This Revolving Credit Note is governed by, and will be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of law in the State of New York.  The Borrower consents to the exclusive jurisdiction and venue of the Federal and State courts located in Erie County, New York with respect to any suit arising out of or relating to this Revolving Credit Note.

IN WITNESS WHEREOF, and intending to be legally bound, the Borrower has executed, issued and delivered this Revolving Credit Note as of the day and year first above written.

ATTEST:	ULTRALIFE CORPORATION

/s/Peter F. Comerford	By: /s/ Philip A. Fain
Secretary	Philip A. Fain, Chief Financial Officer

[CORPORATE SEAL]

ATTEST:	ULTRALIFE ENERGY SERVICES CORPORATION

/s/Peter F. Comerford	By: /s/Philip A. Fain
Secretary	Philip A. Fain, President

[CORPORATE SEAL]

AMENDED AND RESTATED
REVOLVING CREDIT NOTE

$20,000,000.00	February 15, 2013

This Amended and Restated Revolving Credit Note (this “Revolving Credit Note”) is executed and delivered pursuant to the terms of that certain Credit Agreement dated as of February 17, 2010, as amended by (i) that certain letter agreement dated September 8, 2010, (ii) that certain First Amendment to the Credit Agreement dated January 14, 2011, (iii) that certain Second Amendment to the Credit Agreement dated September 28, 2012, and (iv) that certain Third Amendment to the Credit Agreement dated as of the date hereof  (together with all extensions, renewals, amendments, modifications, supplements, substitutions or replacements the “Credit Agreement”) by and between ULTRALIFE CORPORATION, a Delaware corporation (“Ultralife”), and ULTRALIFE ENERGY SERVICES CORPORATION., a Florida corporation (“Ultralife Energy”, and together with Ultralife, each individually a “Borrower” and collectively, the “Borrowers”), and RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., a New York corporation (the “Lender”).

FOR VALUE RECEIVED, the Borrowers hereby promise to pay to the Lender, on May 15, 2013, the lesser of (i) the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrowers pursuant to the Credit Agreement. The Borrowers further promise to pay to the order of the Lender interest on the unpaid principal amount of this Revolving Credit Note from time to time outstanding at the rate or rates per annum determined pursuant to, or otherwise provided in, the Credit Agreement and with such amounts being payable on the dates set forth, or as otherwise provided in, the Credit Agreement.

This Revolving Credit Note is an amendment and restatement of that certain Revolving Credit Note dated February 17, 2010 in the maximum principal amount of $35,000,000 (the "Original Note"), executed by the Borrowers in favor of the Lender and shall be secured to the same extent and with the same priority as the Original Note.  The Borrowers agree and understand that this Note is given in replacement of and in substitution for, but not in payment of, the Original Note, and further, that (a) the obligations of the Borrowers as evidenced by the Original Note shall continue in full force and effect, as amended and restated by this Revolving Credit Note, all of such obligations being hereby ratified and confirmed by the Borrowers; (b) any and all liens, pledges, assignments and security interests securing the Borrowers’ obligations under the Original Note shall continue in full force and effect, are hereby ratified and confirmed by the Borrowers, and are hereby acknowledged by the Borrowers to secure, among other things, all of the Borrowers’ obligations to the Lender under this Revolving Credit Note, with the same priority, operation and effect as that relating to the obligations under the Original Note; and (c) nothing herein contained shall be construed to extinguish, release, or discharge, or constitute, create, or effect a novation of, or an agreement to extinguish, the obligations of the Borrowers with respect to the indebtedness originally described in the Original Note or any of the liens, pledges, assignments and security interests securing such obligations.

All payments and prepayments to be made in respect of principal, interest or other amounts due from the Borrowers under this Revolving Credit Note shall be payable at 12:00 noon, New York time, on the day when due.  Such payments shall be made to the Lender at its office located at 525 William Penn Place, Mailstop PW-2615, Pittsburgh, PA 15219, or at such other place as Lender may designate in writing to the Administrative Borrower, in lawful money of the United States of America in immediately available funds without setoff, counterclaim or other deduction of any nature.  The Borrowers expressly waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note.

If any payment of principal or interest under this Revolving Credit Note becomes due on a day which is a Saturday, Sunday or other day on which lending institutions are authorized or obligated to close in Pittsburgh, Pennsylvania, such payment will be made on the next following business day on which the Lender is open for business and such extension of time will be included in computing interest in connection with such payment.

This Revolving Credit Note is the “Revolving Credit Note” referred to in, and is entitled to the benefits of, the Credit Agreement. This Revolving Credit Note is secured by, and is entitled to the benefits of, certain other Loan Documents.  Capitalized terms used in this Revolving Credit Note which are defined in the Credit Agreement have the meanings assigned to them in the Credit Agreement unless otherwise expressly defined in this Revolving Credit Note.

This Revolving Credit Note is governed by, and will be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of law in the State of New York.  The Borrower consents to the exclusive jurisdiction and venue of the Federal and State courts located in Erie County, New York with respect to any suit arising out of or relating to this Revolving Credit Note.

IN WITNESS WHEREOF, and intending to be legally bound, the Borrower has executed, issued and delivered this Revolving Credit Note as of the day and year first above written.

ATTEST:	ULTRALIFE CORPORATION

/s/Peter F. Comerford	By: /s/Philip A. Fain
Secretary	Philip A. Fain, Chief Financial Officer

[CORPORATE SEAL]

ATTEST:	ULTRALIFE ENERGY SERVICES CORPORATION

/s/Peter F. Comerford	By: /s/Philip A. Fain
Secretary	Philip A. Fain, President

[CORPORATE SEAL]

2

SECRETARY’S CERTIFICATE

OF

ULTRALIFE CORPORATION

The undersigned, being the duly elected and acting Secretary of ULTRALIFE CORPORATION (the “Corporation”), a Delaware corporation, does hereby certify as follows:

1. Each of the following persons is an officer of the Corporation, being duly elected and qualified, and in such capacity is duly authorized and empowered on behalf of the Corporation to execute the Third Amendment to Credit Agreement (the “Third Amendment”) and all other instruments, notes and certificates necessary or required in order for the Corporation to consummate the transactions contemplated thereby; and the signature below is the true and correct signature of each such officer:

Name	Title	Signature

Michael D. Popielec	President and Chief Executive Officer	/s/ Michael D. Popielec

Phillip A. Fain	Chief Financial Officer	/s/ Phillip A. Fain
and Treasurer

Peter F. Comerford	Vice President of Administration,	/s/Peter F. Comerford
General Counsel and Secretary

2. The following person is an officer of Ultralife Energy Services Corporation, the wholly-owned subsidiary of Ultralife ( the “Subsidiary Corporation”), being duly elected and qualified, and in such capacity is duly authorized and empowered on behalf of the Subsidiary Corporation to execute the Third Amendment and all other instruments, notes and certificates necessary or required to be executed in connection with the Third Amendment; and the signature below is the true and correct signature of each such officer:

Name	Title	Signature

Phillip A. Fain	Treasurer	/s/Phillip A. Fain

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 2013.

ULTRALIFE CORPORATION

By: /s/Peter F. Comerford
Peter F. Comerford
Vice President of Administration, General Counsel and Secretary